SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement

[ ] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ] Definitive Proxy Statement

[X] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Section 240.14a-12

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Eaton Vance Growth Trust

Eaton Vance Investment Trust

Eaton Vance Municipals Trust

Eaton Vance Municipals Trust II

Eaton Vance Mutual Funds Trust

Eaton Vance Series Fund, Inc.

Eaton Vance Series Trust

Eaton Vance Series Trust II

Eaton Vance Special Investment Trust

Eaton Vance Variable Trust

Eaton Vance NextShares Trust

Eaton Vance NextShares Trust II

Core Bond Portfolio

Emerging Markets Local Income Portfolio

Eaton Vance Floating Rate Portfolio

Global Income Builder Portfolio

Global Macro Absolute Return Advantage Portfolio

Global Macro Capital Opportunities Portfolio

Global Macro Portfolio

Global Opportunities Portfolio

Greater India Portfolio

High Income Opportunities Portfolio

International Income Portfolio

Senior Debt Portfolio

Stock Portfolio

Tax-Managed Growth Portfolio

Tax-Managed International Equity Portfolio

Tax-Managed Multi-Cap Growth Portfolio

Tax-Managed Small-Cap Portfolio

Tax-Managed Value Portfolio

5-To-15 Year Laddered Municipal Bond Portfolio

(Name of Registrant as Specified in Its Charter)

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(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

(1) Title of each class of securities to which transaction applies:

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(2) Aggregate number of securities to which transaction applies:

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(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(4) Proposed maximum aggregate value of transaction:

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(5) Total fee paid:

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[ ] Fee paid previously with preliminary materials.

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[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount previously paid:

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(2) Form, Schedule or Registration Statement no.:

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(3) Filing Party:

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(4) Date Filed:

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FUND

FACT SHEET FOR:

EATON VANCE FUNDS

SPECIAL MEETING IMPORTANT DATES		SPECIAL MEETING LOCATION
Record Date	DECEMBER 11, 2020	PRINCIPAL OFFICE OF THE SERIES
Approximate Mail Date	DECEMBER 23, 2020	TWO INTERNATIONAL PLACE
Meeting Date	FEBRUARY 18, 2021 @ 11:30 AM (ET)	BOSTON, MASSACHUSETTS 02110
ADDITIONAL INFORMATION		CONTACT INFORMATION
Tickers	NOT INCLUDED	Inbound Line	1-866-864-3926
CUSIPs	PAGES 6-7	Website	https://www.proxy-direct.com/evf-31793

**Capitalized terms not defined herein have the meaning set forth in the Proxy Statement**

What are Shareholders being asked to vote on?

PROPOSAL 1: To approve a new investment advisory agreement for each Series with Eaton Vance

Management (“Eaton Vance”) or Boston Management and Research (“BMR”), as applicable;

1A.	(Eaton Vance Floating-Rate Fund, Eaton Vance Floating-Rate Advantage Fund, Eaton Vance Atlanta Capital SMID-Cap Fund, Eaton Vance Income Fund of Boston, and Eaton Vance Short Duration Government Income Fund)To approve a new investment advisory agreement with Eaton Vance Management or Boston Management and Research, as applicable, to serve as the Series’s investment adviser;
1B.	(Eaton Vance Global Macro Absolute Return Advantage Fund) To approve a new investment advisory and administrative agreement with Eaton Vance Management to serve as the Series’s investment adviser and administrator;

PROPOSAL 2: To approve a new investment sub-advisory agreement with the noted sub-adviser for each applicable Series listed under Proposal 2 in the Proxy Statement;

2A.	(Eaton Vance Income Fund of Boston)To approve a new investment sub-advisory agreement with Eaton Vance Advisers International Ltd. to serve as the Series’s investment sub-adviser;
2E.	(Eaton Vance Atlanta SMID-Cap Fund)To approve a new investment sub-advisory agreement with Atlanta Capital Management Company, LLC to serve as the Series’s investment sub-adviser;

PROPOSAL 3: To provide voting instructions to each applicable Investing Fund with respect to the approval of a new investment advisory agreement with Eaton Vance or BMR, as applicable, to serve as investment adviser to the Underlying Funds in which such Investing Fund invests;

3A.	(Eaton Vance Floating-Rate Fund, Eaton Vance Floating-Rate Advantage Fund, and Eaton Vance Global Macro Absolute Return Advantage Fund) To provide voting instructions to each applicable Series, each of which invests pursuant to a master-feeder arrangement, with respect to the approval of a new investment advisory agreement with Boston Management and Research to serve as investment adviser to the Portfolio in which such Series invests;

PROPOSAL 1: To approve a new investment advisory agreement for each Series with Eaton Vance Management (“Eaton Vance”) or Boston Management and Research (“BMR”), as applicable;

PROPOSAL 2: To approve a new investment sub-advisory agreement with the noted sub-adviser for each applicable Series listed under Proposal 2 in the Proxy Statement;

What are shareholders being asked to approve?

Shareholders of each Series will be asked to approve a new investment advisory agreement with Eaton Vance or BMR, as applicable, and shareholders of certain Series will also be asked to approve a new investment sub-advisory agreement.

What is happening?

On October 7, 2020, Eaton Vance Corp. (“EVC”), the parent company of each of Eaton Vance Management (“Eaton Vance”) and Boston Management and Research (“BMR” and, together with Eaton Vance, the “Advisers” and, each individually, an “Adviser”), entered into a definitive agreement and plan of merger (the “Merger Agreement”) with Morgan Stanley pursuant to which Morgan Stanley will acquire EVC and its affiliates, including both of the Advisers (the “Transaction”). The closing of the Transaction is subject to the completion or waiver of various conditions, and is expected to close in the second quarter of 2021 (the “Closing”).

How is the Transaction relevant to my Fund?

EVC is the parent company of each of the Advisers. The Transaction is relevant to your Fund(s) because either Eaton Vance or Boston Management and Research (“BMR”) serves as investment adviser to your Fund or as investment adviser to a Fund in which your Fund invests.

In addition, certain Funds have investment sub-advisory relationships with Eaton Vance Advisers International Ltd. (“EVAIL”) or Atlanta Capital Management Company, LLC (“Atlanta Capital”). Each of EVAIL and Atlanta Capital is an affiliate of the Advisers.

Because each of the Advisers, EVAIL and Atlanta Capital are wholly-owned subsidiaries of EVC, upon the Closing, each of the Advisers, EVAIL and Atlanta Capital will become indirect wholly-owned subsidiaries of Morgan Stanley.

Proposals 1 & 2 – New IAA Series (Eaton Vance Floating-Rate Fund and Eaton Vance Floating-Rate Advantage Fund)

Some Series (the “New IAA Series”) which are organized as feeder funds in master-feeder structures where the master fund is a Portfolio, do not currently have investment advisory agreements in place. Rather, there exists an investment advisory agreement between the underlying Portfolio and BMR and the New IAA Series allocates all of its assets to such underlying Portfolio. For consistency across similarly structured funds and investment flexibility, Eaton Vance proposed, and the Board of each such New IAA Series has approved, new investment advisory agreements with respect to the New IAA Series.

With respect to the New IAA Series, new investment advisory agreements with Eaton Vance are being proposed. These agreements are being proposed irrespective of the Transaction and are proposed to become effective even if the Closing does not occur.

If the investment advisory agreement is approved by shareholders of a New IAA Series, the new agreement(s) will become effective as of the Closing or on another date determined by an officer of the Series.

How will the Transaction affect each Fund’s investment advisory agreement or subadvisory agreement?

Upon the Closing, each Fund’s investment advisory agreement with its Adviser and, if applicable, investment sub-advisory agreement with its Sub-Adviser, may be deemed to automatically terminate. This is because the Investment Company Act of 1940, as amended (the “1940 Act”), which regulates investment companies such as the Funds, requires investment advisory and investment sub-advisory agreements to terminate automatically in the event of an assignment of the agreement.

How will the Transaction potentially benefit my Fund?

It is expected that the Transaction will deliver long-term financial benefits for the Funds. The combined business of EVC and Morgan Stanley will offer a unique public and private market investment solution set to clients in the industry and is expected to have the resources to bring deep capital markets and value-added service excellence to EVC and its affiliates’ relationships.

Approval of the new investment advisory and investment sub-advisory agreements will provide continuity of the investment program you selected through your investment in the Fund(s) and help to ensure that each Fund’s operations continue uninterrupted after the Closing.

How do the proposed new investment advisory and new investment sub-advisory agreements differ from my Fund’s current investment advisory and, as applicable, investment sub-advisory agreements?

While certain provisions have been updated, the proposed investment advisory agreements with each Adviser are substantially similar to the current investment advisory agreements with such Adviser.

The proposed investment sub-advisory agreements with each Sub-Adviser are substantially similar to the current investment sub-advisory agreements with such Sub-Adviser.

The services that your Fund(s) will receive under the new investment advisory agreement and, if applicable, investment sub-advisory agreement are expected to be substantially similar to those it receives under the current investment advisory agreement and, if applicable, investment sub-advisory agreement.

New IAA Series

For each New IAA Series, the proposed investment advisory agreement with Eaton Vance is substantially similar to the current investment advisory agreements between BMR and the applicable Portfolio in which each such New IAA Series invests.

Will my Fund’s contractual management fee rates increase?

The investment advisory fee rates and the investment advisory and administrative services fee rates (referred to collectively as “management fee” rates) proposed for the Funds will remain the same as under their existing agreements. No sub-adviser will receive increased investment sub-advisory fees as a result of the Transaction.

New IAA Series

No changes in the management fees paid by the New IAA Series are anticipated if these agreements are approved by shareholders. Eaton Vance will not charge a management fee with respect to Series assets invested in an underlying Portfolio or other investment company for which Eaton Vance or its affiliates serve as investment adviser and receive an advisory fee.

In the event Eaton Vance manages directly any assets of a New IAA Series, the applicable management fee rate payable by such New IAA Series will be the same as that payable to BMR by its corresponding Portfolio. Each New IAA Series expects to continue to invest all of its assets in its respective underlying Portfolio.

Will the new investment advisory agreement and the new investment sub-advisory agreement, if applicable, result in any changes in the investment objective(s) or investment strategy of my Fund?

The new agreements are not expected to result in any changes to any Fund’s investment objective(s) or investment strategy.

Will the new investment advisory agreement and the new investment sub-advisory agreement, if applicable, result in any changes in the portfolio management?

The portfolio managers for each Fund (except the New IAA Series, which currently have no portfolio managers) are expected to continue in such roles upon the Closing.

The New IAA Series will have the same portfolio managers as their respective corresponding Portfolio, although Eaton Vance will serve as investment adviser to the New IAA Series and BMR will continue to serve as investment adviser to the Portfolios.

Will the Transaction be completed if the Proposal(s) are not approved?

The Closing may take place even if shareholders of a Fund(s) do not approve the Proposal(s). If this should happen, the Board(s) of such Fund(s) would consider what additional actions to take, which could include continuing to solicit approval of a new investment advisory or sub-advisory agreement. In addition, the Advisers could (and expect to) propose that the Board of each Fund approve an interim investment advisory agreement and, as applicable, an interim investment sub-advisory agreement to permit continuity of management while solicitation continues. The terms of the interim investment advisory and sub-advisory agreements would be identical to those of the current agreements except for term and escrow provisions required by applicable law.

THE BOARD OF EACH SERIES UNANIMOUSLY RECOMMENDS A VOTE “FOR”

PROPOSAL 1 AND, IF APPLICABLE, PROPOSAL 2

PROPOSAL 3: To provide voting instructions to each applicable Investing Fund with respect to the approval of a new investment advisory agreement with Eaton Vance or BMR, as applicable, to serve as investment adviser to the Underlying Funds in which such Investing Fund invests;

What are shareholders being asked to approve?

Certain Series are Investing Funds that invest their assets in one or more Underlying Funds (Portfolios or other Underlying Funds) in a master-feeder or fund-of-funds arrangement. Shareholders of each Investing Fund are being asked to provide instructions regarding how their Investing Fund(s), as beneficial owner of interests in the Underlying Fund, should vote on the proposals to approve the new investment advisory agreement for the Underlying Fund.

If you are a shareholder in an Investing Fund that invests in an Underlying Fund, you will be asked to vote to approve the new investment advisory agreement and, if applicable, a new investment sub-advisory agreement for your Investing Fund.

You will also be asked to provide voting instructions with respect to the approval of the investment advisory agreement for the Underlying Fund(s) in which your Investing Fund invests.

THE BOARD OF EACH SERIES UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL 3

Will one Proposal pass if the other Proposals are not approved?

Except with respect to the New IAA Series, the Proposals are subject to the Closing. If the Closing does not occur, the Proposals will be deemed null and the Boards will consider whether other actions are warranted, except that investment advisory and sub-advisory agreements for New IAA Series will be implemented if approved by shareholders.

Proposal 1 is not contingent on the approval of any other Proposal. Proposal 2, with respect to a particular Series, is contingent upon approval of Proposal 1 by that Series. If the shareholders of a given Series do not approve Proposal 1, then Proposal 2 will be deemed null with respect to that Series and the Board of that Series will then consider whether other actions, if any, are warranted.

Proposal 3 requests instructions on how an Investing Fund should vote its interest in one or more Underlying Funds, and is therefore not contingent on the approval of any other Proposal. At the meetings of the Underlying Funds, which will take place on February 18, 2021, the approval of an Underlying Fund’s investment advisory agreement (for which Proposal 3 seeks your instructions) will not be contingent on the approval of any other proposal.

Is my Fund paying for the Transaction or the proxy solicitation?

The Funds will not bear any portion of the costs associated with the Transaction. All costs of the Proxy Statement and the Meeting, including proxy solicitation costs, legal fees, and the costs of printing and mailing the Proxy Statement, will be borne by EVC.

PHONE:	To cast your vote by telephone with a proxy specialist, call the toll-free number found on your proxy card. Representatives are available to take your voting instructions Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.
MAIL:	To vote your proxy by mail, check the appropriate voting box on the proxy card, sign, date and return the card in the enclosed postage-paid envelope.
TOUCH-TONE:	To cast your vote via a touch-tone voting line, call the toll-free number and enter the control number found on your proxy card.
INTERNET:	To vote via the Internet, go to the website on your proxy card and enter the control number found on your proxy card.

ADDITIONAL INFORMATION REGARDING THE MEETING LOCATION

As part of the effort to maintain a safe and healthy environment at the Meeting, the Series and the Series’ Boards of Trustees or Board of Directors, as applicable (each a “Board” and, collectively, the “Boards”) are closely monitoring statements issued by the Centers for Disease Control and Prevention (cdc.gov) and local authorities regarding the novel coronavirus disease, COVID-19.

For that reason, the Boards reserve the right to reconsider the date, time, and/or means of convening the Meeting for one or more Series. Subject to any restrictions imposed by applicable law, the Boards may choose to conduct the Meeting of one or more Series solely by means of remote communications, or may hold a “hybrid” meeting where some participants attend in person and others attend by means of remote communications.

If the Boards choose to change the date, time, and/or means of convening the Meeting for a Series, the Series will publicly announce the decision to do so in advance, and details on how to participate will be issued by press release and filed with the U.S. Securities and Exchange Commission as additional proxy material.

Proxy Materials Are Available Online At: https://www.proxy-direct.com/evf-31793

NAME OF FUND	CUSIP
Eaton Vance Atlanta Capital SMID-Cap Fund	277902656
Eaton Vance Atlanta Capital SMID-Cap Fund	277902615
Eaton Vance Atlanta Capital SMID-Cap Fund	277902698
Eaton Vance Atlanta Capital SMID-Cap Fund	277902680
Eaton Vance Atlanta Capital SMID-Cap Fund	277902235
Eaton Vance Floating-Rate Fund	277911129
Eaton Vance Floating-Rate Fund	277911517
Eaton Vance Floating-Rate Fund	277911491
Eaton Vance Floating-Rate Fund	27826A730
Eaton Vance Floating-Rate Advantage Fund	277923678
Eaton Vance Floating-Rate Advantage Fund	277923660
Eaton Vance Floating-Rate Advantage Fund	277923645
Eaton Vance Floating-Rate Advantage Fund	277923637
Eaton Vance Floating-Rate Advantage Fund	27826A623
NAME OF FUND	CUSIP
Eaton Vance Floating-Rate Fund	277911533
Eaton Vance Global Macro Absolute Return Advantage Fund	27830W108
Eaton Vance Global Macro Absolute Return Advantage Fund	277923280
Eaton Vance Global Macro Absolute Return Advantage Fund	277923272
Eaton Vance Global Macro Absolute Return Advantage Fund	277923264
Eaton Vance Income Fund of Boston	277907101
Eaton Vance Income Fund of Boston	277907408
Eaton Vance Income Fund of Boston	277907200
Eaton Vance Income Fund of Boston	277907507
Eaton Vance Income Fund of Boston	277907705
Eaton Vance Short Duration Government Income Fund	277911160
Eaton Vance Short Duration Government Income Fund	277911145
Eaton Vance Short Duration Government Income Fund	277923561

Eaton Vance Funds

Abstention Script

(ABSTAIN FOR QUORUM)

Good (morning, afternoon, evening), my name is (AGENT’S FULL NAME).

May I please speak with (SHAREHOLDER’S FULL NAME)?

(Re-Greet If Necessary)

I am calling on a recorded line regarding your current investment in the Eaton Vance Funds.

I apologize for any inconvenience; however, since I assume you are not able to attend the Joint Special Meeting of Shareholders for Eaton Vance Funds scheduled to take place on February 18, 2021, I just wanted to confirm that you would like to vote Abstain?

(Pause For Response)

(Review Voting Options with Investor If Necessary)

If we identify any additional accounts you hold in the Eaton Vance Funds before the meeting takes place, would you like us to vote those accounts in the same manner as well? (Pause For Response)

*CONFIRMATION: I am recording your (Recap Voting Instructions) for voter confirmation number (CONTROL#) today (Today’s Date & Time).

For confirmation purposes:

•	Please state your full name. (Pause)
•	According to our records, you reside in (city, state, zip code). (Pause)
•	To ensure that we have the correct address for the written confirmation, please state your street address. (Pause)

Thank you. You will receive written confirmation of this vote within 3 to 5 business days. Upon receipt, please review and retain for your records. If you should have any questions, please call the toll free number listed on the confirmation. Mr. /Ms. ___________, your vote is important and your time is greatly appreciated. Thank you and have a good (morning, afternoon, evening.)

REBUTTAL:

If you are unsure how to vote, you can simply Abstain which is neither a favorable nor an against vote. Doing so will ensure that your shares are represented at the upcoming Special Meeting of Shareholders, which will help avoid further costly adjournments.

Would you like to Abstain?

EATON VANCE FUNDS ALTERNATIVE OUTREACH CALLS GREETINGS SLIP

FOR INTERNAL DISTRIBUTION ONLY – UPDATED 01-12-2021

GREETING

Good (DAY/EVENING). You’ve reached the Eaton Vance Funds proxy line.

My name is (AGENT’S FULL NAME). May I please have the phone number we contacted you at to better assist you? (Pause for response and search phone number in TELATHENA)

Once account is located: Am I speaking to (SHAREHOLDER’S FULL NAME) of (CITY, STATE, AND ZIP)?

(Confirm) (Once Confirmed, Copy Registration into TELATHENA) (Disposition and Notate in TELATHENA)

Please note this call is being monitored for record keeping, training and for quality-assurance purposes.

(Proceed to appropriate section)

OR

VOTE

(Proceed to Voting Script)

OR

INFORMATION REP

Do you have any questions regarding your proxy or the Eaton Vance Funds Joint Special Meeting of Shareholders? (Answer shareholder questions and then proceed)

If you do not have any other questions at this time, as a convenience I can record your voting instructions by phone. Would you like to vote your shares now?

(Proceed To Voting Script If Shareholder Is Ready To Vote)

OR

CONTACT UNSURE WHO OWNS

Our records indicate that Mr. / Ms. (FULL NAME) have a relationship with Eaton Vance Funds which entitles them to vote their positions at the Joint Special Meeting of Shareholders. Are they available?
(Pause For Response) (Proceed to Voting Script If Shareholder Is Ready To Vote)

VOTING SCRIPT

The Board is recommending a vote “FOR” the Proposals. Would you like to vote along with the Board’s recommendation?

(Pause For Response) (Review Voting Options with Shareholder If Necessary)

If we identify any additional accounts you hold in the Eaton Vance Funds before the meeting takes place, would you like us to vote those accounts in the same manner as well?

(Pause For Response)

*Confirmation – I am recording your (Recap Voting Instructions) for voter confirmation number (CONTROL#) today (Today’s Date & Time).

•	Please state your full name. (Pause)
•	According to our records, you reside in (city, state, zip code). (Pause)
•	To ensure that we have the correct address for the written confirmation, please state your street address. (Pause)

Thank you. You will receive written confirmation of this vote within 3 to 5 business days. Upon receipt, please review and retain for your records. If you should have any questions, please call the toll free number listed on this confirmation. Mr. /Ms. ___________, your vote is important and your time is greatly appreciated. Thank you and have a good (morning, afternoon, evening.)

Eaton Vance Funds

Any Vote Call Guide

(Any Vote)

Good (morning, afternoon, evening), my name is (AGENT’S FULL NAME).

May I please speak with (SHAREHOLDER’S FULL NAME)?

(Re-Greet If Necessary)

I am calling on a recorded line regarding your current investment in the Eaton Vance Funds.

The reason for my call is to inform you that the Joint Special Meeting of Shareholders is scheduled to take place on February 18, 2021 and currently our records indicate your vote has not been recorded.

The Board is recommending a vote “FOR” the proposals, but you may also cast an “Against” or “Abstain” vote.

Would you like to vote “For”, “Against” or “Abstain”?

(Pause For Response)

(Review Voting Options with Shareholder If Necessary)

If we identify any additional accounts you hold in the Eaton Vance Funds before the meeting takes place, would you like to vote those accounts in the same manner as well?

(Pause For Response)

*Confirmation – I am recording your (Recap Voting Instructions). for voter confirmation number (CONTROL#) today (Today’s Date & Time).

For confirmation purposes:

•	Please state your full name. (Pause)
•	According to our records, you reside in (city, state, zip code). (Pause)
•	To ensure that we have the correct address for the written confirmation, please state your street address. (Pause)

Thank you. You will receive written confirmation of this vote within 3 to 5 business days. Upon receipt, please review and retain the written confirmation for your records. If you should have any questions, please call the toll free number listed on the confirmation. Mr. /Ms. ___________, your vote is important and your time is greatly appreciated. Thank you and have a good (morning, afternoon, evening.)

Eaton Vance Funds

Level I Answering Machine Script

Hello.

I am calling regarding your investment in the Eaton Vance Funds.

The Joint Special Meeting of Shareholders is scheduled to take place on February 18, 2021. All shareholders are being asked to consider and vote on important matters. As of today, your vote has not been registered.

Please contact us as soon as possible at 1-866-864-3926 Monday through Friday between the hours of 9:00am and 10:00pm Eastern Time.

Your vote is very important. Thank you and have a good day.

Eaton Vance Funds

Inbound Script

Good (morning, afternoon, evening). Thank you for calling the Eaton Vance Funds proxy voting line. My name is (AGENT’S FULL NAME). How may I help you? (Pause for response)

Responding to Initial Mailing Received:

The material you received is regarding the Joint Special Meeting of Shareholders scheduled for February 18, 2021.

Can I please have the last name and zip code on the materials you received to better assist you? (Pause for response)

--------Locate and verify account.

Thank you. Please note that this call may be recorded for quality assurance purposes.

If you’re not able to attend the meeting, I can record your voting instructions by phone.

Your Board is recommending a vote “For” the proposals.

If shareholder has questions:

I would be happy to review the meeting agenda and record your vote by phone. REVIEW MEETING PROPOSAL USING FACT SHEET.

The Board is recommending a vote “For” the proposals.

Would you like to vote along with the Board’s recommendation?

(Pause For Response)

(Review Voting Options with Shareholder If Necessary)

If we identify any additional accounts you hold in the Eaton Vance Funds before the meeting takes place, would you like to vote those accounts in the same manner as well?

(Pause For Response)

*Confirmation – I am recording your (Recap Voting Instructions). for voter confirmation number (CONTROL#) today (Today’s Date & Time).

For confirmation purposes:

•	Please state your full name. (Pause)
•	According to our records, you reside in (city, state, zip code). (Pause)
•	To ensure that we have the correct address for the written confirmation, please state your street address. (Pause)

Thank you. You will receive written confirmation of this vote within 3 to 5 business days. Upon receipt, please review and retain for your records. If you should have any questions, please call the toll free number listed on the confirmation. Mr. /Ms. ___________, your vote is important and your time is greatly appreciated. Thank you and have a good (morning, afternoon, evening.)

Eaton Vance Funds

Level I Guide

Good (morning, afternoon, evening), my name is (AGENT’S FULL NAME).

May I please speak with (SHAREHOLDER’S FULL NAME)?

(Re-Greet If Necessary)

I am calling on a recorded line regarding your current investment in the Eaton Vance Funds. I wanted to confirm that you have received the proxy material for the Joint Special Meeting of Shareholders scheduled to take place on February 18, 2021.

Have you received the information?

(Pause for response)

If “Yes” or positive response:

If you’re not able to attend the meeting, I can record your voting instructions by phone. Your Board is recommending a vote “For” the proposals.

If “No” or negative response:

I would be happy to review the meeting agenda and record your vote by phone. However, the Board is recommending a vote “For” the proposals.

Would you like to vote along with the Board’s recommendation?

(Pause For Response) (Review Voting Options with Shareholder If Necessary)

If we identify any additional accounts you hold in the Eaton Vance Funds before the meeting takes place, would you like to vote those accounts in the same manner as well?

(Pause For Response)

*Confirmation – I am recording your (Recap Voting Instructions) for voter confirmation number (CONTROL#) today (Today’s Date & Time).

For confirmation purposes:

•	Please state your full name. (Pause)
•	According to our records, you reside in (city, state, zip code). (Pause)
•	To ensure that we have the correct address for the written confirmation, please state your street address. (Pause)

Thank you. You will receive written confirmation of this vote within 3 to 5 business days. Upon receipt, please review and retain for your records. If you should have any questions, please call the toll free number listed on the confirmation. Mr. /Ms. ___________, your vote is important and your time is greatly appreciated. Thank you and have a good (morning, afternoon, evening.)

Eaton Vance Open-End Funds and NextShares

SCRIPT 2: Live

This is Tom Faust, Chief Executive Officer of Eaton Vance and a Trustee of the Eaton Vance Funds.

I understand that you or someone else in your household owns shares of one or more Eaton Vance Funds.

Fund shareholders are being asked to approve new investment advisory agreements in connection with the proposed acquisition of Eaton Vance by Morgan Stanley. By combining the capabilities and resources of Eaton Vance and Morgan Stanley Investment Management, we seek to better serve Fund shareholders and our other clients. To date, we have received responses from thousands of shareholders in support of the Fund proposals but we still need to hear from you.

It is very important that you vote your shares.

Please vote now by pressing 1.

For more information on this matter, please press 2.

To refer us to someone else in your household, please press 3.

Thank you for your assistance.

SCRIPT 3 – Live and machines

This is Tom Faust, Chief Executive Officer of Eaton Vance.

I understand that you or someone else in your household owns shares of one or more Eaton Vance Mutual Funds.

Fund Shareholders are being asked to approve new investment advisory agreements in connection with the proposed acquisition of Eaton Vance by Morgan Stanley. By combining the capabilities and resources of Eaton Vance and Morgan Stanley Investment Management, we seek to better serve Fund shareholders and our other clients. To date, we have received responses from thousands of shareholders in support of the Fund proposals but we still need to hear from you.

It is very important that you vote your shares.

Please vote now by pressing 1.

For more information on this matter, please press 2.

To refer us to someone else in your household, please press 3.

If you are receiving this message on your answering machine or voicemail, please contact us at 800-622-1569 between 9:00 a.m. and 10:00 p.m. Eastern Time. That’s 800-622-1569.

It will take only a few minutes of your time.

Thank you for your assistance.

SCRIPT 4 – Machines only

This is Tom Faust, Chief Executive Officer of Eaton Vance.

I understand that you or someone else in your household owns shares of one or more Eaton Vance Mutual Funds.

Fund Shareholders are being asked to approve new investment advisory agreements in connection with the proposed acquisition of Eaton Vance by Morgan Stanley. By combining the capabilities and resources of Eaton Vance and Morgan Stanley Investment Management, we seek to better serve Fund shareholders and our other clients. To date, we have received responses from thousands of shareholders in support of the Fund proposals but we still need to hear from you.

It is very important that you vote your shares.

If you are receiving this message on your answering machine or voicemail, please call 800-622-1569 between 9:00 a.m. and 10:00 p.m. Eastern Time. That’s 800-622-1569.

It will take only a few minutes of your time.

Thank you for your assistance.

SHAREHOLDER SERVICES

Shareholder Name

Address 1

Address 2

Address 3

PRIORITY NOTICE – PLEASE READ AND RESPOND

Dear Valued Shareholder,

We have been unable to reach you to discuss important changes affecting your investment in the Eaton Vance Funds. This pertains to a Joint Special Meeting of the Funds’ shareholders, which has been called to vote on a significant matter.

We are requesting your prompt response no later than February 17, 2021.

It is essential that we speak to you regarding this matter. The call will only take a few moments of your time and you will not be asked for any confidential information.

Please call us toll-free at (877) 478-5043 between 9:00 a.m. and 10:00 p.m. Eastern time Monday through Friday. At the time of the call, please refer to the reference number listed below.

REFERENCE NUMBER: 123456789

Thank you in advance for your assistance.

Sincerely,

Thomas J. Nader

Executive Vice President

AST Fund Solutions, LLC.

Issuer Services Group

Shareholder Name

Address 1

Address 2

Address 3

IMPORTANT NOTICE

Re: [insert fund name]

Dear Shareholder:

We have tried unsuccessfully to contact you regarding a very important matter concerning your investment in [insert fund name] (the “Fund”). This matter pertains to an important operating initiative for the Fund.

It is very important that we speak to you regarding this matter.

Please call toll-free at (877) 478-5043 between 9:00 a.m. and 10:00 p.m. Eastern Time Monday through Friday or 10:00 a.m. to 6:00 p.m. Eastern Time on Saturday. At the time of the call, please reference the number listed below.

INVESTOR ID: “TAG ID”

The call will only take a few moments of your time and there is no confidential information required.

Thank you for your time and consideration.

Sincerely,

Thomas J. Nader

Executive Vice President

AST Fund Solutions, LLC.

48 Wall Street, New York, NY 10005

EATON VANCE FUNDS │ Machine Message Call Flow LEVEL 2

CELL PHONE MESSAGE FLOW

Hello. This message is for < RPC First Name, Last Name > regarding the Eaton Vance Funds.

We are trying to reach you regarding your investment in one or more of the funds.

At a shareholder meeting on February 18, the Eaton Vance funds are undertaking an important initiative to approve new investment advisory agreements.

You should have received proxy materials requesting your vote.

To vote, please call us at <866-864-3926> / <VIP #>. That’s <866-864-3926> / <VIP #>. We would be happy to take your vote weekdays until 11pm Eastern and Saturdays until 6pm.

If we have not reached the number for <RPC First Name, Last Name> please call <866-864-3926> / <VIP #> so we can update our records.

Thank you for your time, we hope you will help us by voting.

RESIDENTIAL/LANDLINE MESSAGE FLOW

Hello, this is <rep name>, calling regarding the Eaton Vance Funds.

We are trying to reach you regarding your investment in one or more of the funds.

At a shareholder meeting on February 18, the Eaton Vance funds are undertaking an important initiative to approve new investment advisory agreements.

You should have received proxy materials requesting your vote.

To vote, please call us at <866-864-3926> / <VIP #>. That’s <866-864-3926> / <VIP #>. We would be happy to take your vote weekdays until 11pm Eastern and Saturdays until 6pm.

Thank you for your time, we hope you will help us by voting.

BUSINESS MESSAGE FLOW

Hello, this is <rep name>, calling regarding the Eaton Vance Funds.

We are trying to reach you regarding the investment held by <company name> in one or more of the funds.

At a shareholder meeting on February 18, the Eaton Vance funds are undertaking an important initiative to approve new investment advisory agreements.

You should have received proxy materials requesting your vote.

To vote, please call us at <866-864-3926> / <VIP #>. That’s <866-864-3926> / <VIP #>. We would be happy to take your vote weekdays until 11pm Eastern and Saturdays until 6pm.

Thank you for your time, we hope you will help us by voting.